SUPPLEMENT dated August 17, 2000 to PROSPECTUS dated August 28, 1999

                          Gabelli Comstock Funds, Inc.

                         Gabelli Comstock Strategy Fund
                       Gabelli Comstock Capital Value Fund


         Effective August 3, 2000, the Gabelli Comstock Funds, Inc. (formerly Comstock Partners Funds, Inc.) changed its name to Comstock Funds, Inc. and changed the names of each of its series from Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund to Comstock Strategy Fund (the "Strategy Fund") and Comstock Capital Value Fund (the "Capital Value Fund," together with the Strategy Fund, the "Funds"), respectively. The Funds' investment objectives remain the same, as do all current contractual arrangements.

     On May 22, 2000, Gabelli Funds, LLC (the "Adviser") became the investment adviser for the Funds. In addition, Gabelli & Company, Inc. became the principal underwriter for each of the Funds.

         This Supplement to the Funds' Prospectus dated August 28, 1999 (the "Prospectus") explains the changes occurring as a result of the new investment advisory agreements (the "New Advisory Agreements") approved by shareholders of each Fund with the Adviser.

     The information under the heading Fees and Expenses on pages 9 and 10 of the Prospectus is replaced by the following information:

Fees and Expenses

The following information shows the fees and expenses that a shareholder of the Strategy Fund may pay to buy and hold shares of the Strategy Fund:


                                                                                 Class A                Class C
Shareholder Fees (fees paid directly from the shareholder's  investment) Maximum
Maximum sales charge (as a percentage of offering price)                          4.5%                   0%
Maximum  deferred sales charge (as a percentage of purchase price)                 0.%*                  1%
----------------------------------
*    1% applicable only to purchases in excess of $1 million without a sales charge.

         The costs of operating the Strategy Fund are deducted from the Strategy Fund's assets, which means that Strategy Fund shareholders pay them indirectly. The expense information shown below is based on year-end net assets of the Strategy Fund for 1999 of approximately $35 million, adjusted for the new advisory and administrative arrangements and savings in other expenses anticipated in connection with the Adviser becoming the Strategy Fund's investment adviser and administrator.


                                                                                              Class A             Class C

Annual Fund Operating Expenses (expenses that are deductible from Strategy Fund assets)
Management Fees                                                                                0.85%               0.85%
Service and Distribution (12b-1) Fees                                                          0.25%               1.00%
Other Expenses                                                                                 1.14%               1.14%
Total Fund Operating Expenses (before fee waiver)*                                             2.24%               2.99%
                                                                                               -----               -----

Fee Waiver*                                                                                      0                   0
                                                                                             ---------           -----
Total Fund Operating Expenses (after fee waiver)*                                              2.24%               2.99%
                                                                                               =====               =====
-----------------------------
*    Pursuant to the New Advisory  Agreement,  the Adviser has agreed to waive a portion  of its  management  fee for the  first  two  years  to the  extent necessary to maintain  expense  ratios for the Strategy Fund at 1999 levels
     (other than  extraordinary  expenses)  with respect to the amount of assets held by the Strategy Fund at the time the New Advisory  Agreement goes into effect.  This waiver will not apply to incremental  assets or expense ratio increases.
**   Other Expenses are based on amounts  incurred during 1999, with average net
     assets  of  approximately   $35  million  restated  to  reflect   estimated
     reductions  in  transfer  agent,   audit,   legal  and  insurance  expenses
     anticipated to take effect upon the Adviser becoming the investment adviser and administrator to the Strategy Fund.

Example: This example is intended to assist shareholders in comparing the cost of investing in the Strategy Fund, over various time periods, with the cost of investing in other mutual funds. The example assumes that a shareholder invests an initial $10,000 in the Strategy Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Strategy Fund's operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be:


                                               1 Year         3 Years         5 Years         10 Years
                                               ------         -------         -------         --------

Class A shares                                  $667           $1,119         $1,596           $2,909

Class C shares   Without redemption             $302                          $1,572          $3,308
                                                                $924

                  With redemption               $402            $924          $1,572          $3,308


     The information under the heading Fees and Expenses on pages 17 and 18 of the Prospectus is replaced by the following information:

Fees and Expenses

The following information shows the fees and expenses that a shareholder of the Capital Value Fund may pay to buy and hold shares of the Fund:


                                                                     Class A     Class B     Class C     Class R
Shareholder Fees (fees paid directly from the shareholder's investment)
Maximum sales charge (as a percentage of offering price)              4.5%          0%         0%          0%
Maximum deferred sales charge (as a percentage of purchase price)       0%**        4%         1%          0%
---------------------------
**   1% applicable only to purchases in excess of $1 million without a sales charge.

         The costs of operating the Capital Value Fund are deducted from the Capital Value Fund's assets, which means that Capital Value Fund shareholders pay them indirectly. The expense information shown below is based on year-end net assets of the Capital Value Fund for 1999 of approximately $65 million, adjusted for the new advisory and administrative arrangements and savings in other expenses anticipated in connection with the Adviser becoming the Capital Value Fund's investment adviser and administrator:

                                                                                      Class A      Class B    Class C     Class R
Annual Fund Operating Expenses (expenses that are deductible from Fund assets)
Management Fees                                                                        1.00%        1.00%      1.00%       1.00%
Service and Distribution (12b-1) Fees                                                  0.25%        1.00%      1.00%       0.00%
Other Expenses                                                                         0.57%        0.57%      0.57%       0.57%
Total Fund Operating Expenses (before fee waiver)*                                     1.82%        2.57%      2.57%       1.57%
                                                                                       -----        -----      -----       -----

Fee Waiver*                                                                           (0.19)%      (0.19%)    (0.19%)     (0.19)%
                                                                                      -------      -------    -------     -------
Total Fund Operating Expenses (after fee waiver)*                                      1.63%        2.38%      2.38%       1.38%
                                                                                       =====        =====      =====       =====
--------------------------------
*    Pursuant to the New Advisory  Agreement,  the Adviser will agree to waive a portion  of its  management  fee for the  first  two  years  to the  extent necessary  to maintain  expense  ratios for the Capital  Value Fund at 1999 levels (other than  extraordinary  expenses)  with respect to the amount of assets  held by the  Capital  Value  Fund  at the  time  the  New  Advisory
     Agreement goes into effect.
     This  waiver  will  not  apply  to  incremental  assets  or  expense  ratio increases.
**   Other Expenses are based on amounts  incurred  during 1999, with an average net assets of  approximately  $65  million,  restated to reflect  estimated
     reductions  in  transfer  agent,   audit,   legal  and  insurance  expenses
     anticipated to take effect upon the Adviser becoming the investment adviser and administrator to the Capital Value Fund.

Example: This example is intended to assist shareholders in comparing the cost of investing in the Capital Value Fund, over various time periods, with the cost of investing in other mutual funds. The example assumes that a shareholder invests an initial $10,000 in the Capital Value Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Capital Value Fund's operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be:



                                                1 Year            3 Years      5 Years       10 Years
                                                ------            -------      -------       --------

Class A shares                                    $608           $941          $1,297         $2,296

Class B shares    Without redemption              $241           $742          $1,270         $2,716

                  With redemption                 $641           $1,042        $1,470         $2,716

Class C shares    Without redemption              $241           $742          $1,270         $2,716

                  With redemption                 $341           $742          $1,270         $2,716
-----------------------------------------------------------------------------------------------------------


Class R shares    First two years                 $140           $437          $755           $1,657

Management

         Gabelli Advisers, LLC is the investment adviser to the Funds. The Adviser is the mutual fund advisory subsidiary of Gabelli Asset Management, Inc., a widely recognized provider of investment advisory and brokerage services to open-end and closed-end mutual funds, institutional and high net worth investors and partnerships, primarily in the United States. As of March 31, 2000, it had total assets under management of approximately $12 billion in mutual funds and $10 billion in other managed accounts. The Class A Common Stock of Gabelli Asset Management, Inc. is traded on the NYSE under the symbol GBL and such company and its subsidiaries, including the Adviser, may be deemed to be indirectly controlled by Mario J. Gabelli. The address of the Adviser is One Corporate Center, Rye, New York 10580-1434.

Methods for buying Shares and Methods for Selling by Mail

Buying or selling by mail
         Mail to the applicable Fund at P.O. Box 8308, Boston, MA 02266-8308 instead of the address on pages 24 and 28 of the Prospectus. Overnight mail should be sent to the applicable Fund at 66 Brooks Drive, Braintree, MA 02184, attention: Martha Kosonen.

Buying by wire transfer
         Wires should be sent to State Street Bank and Trust Company, ABA #011-000028, referencing DDA #99046187, the Fund name and class of shares you are purchasing, your account number and your name.

Buying or selling by telephone
         Use 1-800-GABELLI rather than the number on page 27 of the Prospectus.

     The Teletransfer Privilege and other services for buying and selling shares described on pages 27 to 29 of the Prospectus are no longer available.

                     SUPPLEMENT dated August 17, 2000 to Statement of Additional Information dated August 28, 1999

                          Gabelli Comstock Funds, Inc.

                         Gabelli Comstock Strategy Fund
                       Gabelli Comstock Capital Value Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI

         Effective August 3, 2000, the Gabelli Comstock Funds, Inc. (formerly Comstock Partners Funds, Inc.) changed its name to Comstock Funds, Inc. and changed the names of each of its series from Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund to Comstock Strategy Fund (the "Strategy Fund") and Comstock Capital Value Fund (the "Capital Value Fund," together with the Strategy Fund, the "Funds"), respectively. The Funds' investment objectives remain the same, as do all current contractual arrangements.

     On May 22, 2000, Gabelli Funds, LLC (the "Adviser") became the investment adviser for the Funds. In addition, Gabelli & Company, Inc. became the principal underwriter for each of the Funds.

                The information under the heading "Management Arrangements" is superseded entirely by the following information:

                             MANAGEMENT ARRANGEMENTS

DIRECTORS AND OFFICERS

         The directors and executive officers of the Company and their principal occupations during the last five years are set forth below.

                                     Position                  Business Experience;
Name                                 with the Company          Other Directorships
Henry G. Van der Eb* - Age: 54       Chairman and Director     President and Chief Executive Officer of The Gabelli Mathers Fund;
                                                               prior to October 1999, Chairman and Chief Executive Officer of
                                                               Mathers Fund, Inc. and President of Mathers & Company, Inc. (1)

Charles L. Minter* - Age: 58         Director                  Director, Chairman of the Board of Directors and Chief Executive
                                                               Officer of Comstock Partners, Inc. since November, 1996, and, prior thereto, Vice Chairman, President and Secretary of Comstock
                                                               Partners, Inc.

M. Bruce Adelberg - Age:  62         Director                  Consultant, MBA Research Group since November 1995; Director,
                                                               Oakwood Counselors Inc. (investments); and Director, Southern Sun
                                                               Propagation Systems Inc.

Robert M. Smith - Age:  69           Director                  President and Director, Smith Advisors, Ltd. (investments) since
                                                               November 1995; President and Director of Ansbacher (Dublin) Asset
                                                               Management Ltd. from January 1983 to November 1995.

Anthony J. Colavita - Age:  64       Director                  President and Attorney at Law in the law firm of Anthony J.
                                                               Colavita, P.C. since 1961.
                                                               (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) (13) (14) (16)
                                                               (17) (18) (19)

Vincent D. Enright - Age:  55        Director                  Former Senior Vice President and Chief Financial Officer of KeySpan
                                                               Energy Corp. (6) (7)(8) (9) (10) (11)

Anthony R. Pustorino - Age: 74       Director                  Certified Public Accountant; Professor of Accounting, Pace
                                   University.
                                                               (1) (2) (3) (4) (5) (6) (11) (13) (15) (16) (17)

Gus A. Coutsouros - Age: 37          Vice President and        Vice President and Chief Financial Officer of Gabelli Funds, LLC
                                     Assistant Treasurer


Bruce N. Alpert - Age: 48            Executive Vice            Executive Vice President and Chief Operating Officer of Gabelli
                                     President and Treasurer   Funds, LLC since 1988; President and Director of Gabelli Advisers,
                                                               Inc. and an Officer of all mutual funds managed by Gabelli Funds,
                                                               LLC and its affiliates.
Carolyn Maitlin - Age: 43            Vice President


James E. McKee - Age: 36             Secretary                 Secretary of Gabelli Funds, LLC; Vice President, Secretary and
                                                               General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli
                                                               Asset Management, Inc. since 1999; Secretary of all mutual funds advised by Gabelli Funds, LLC and Gabelli Advisers, Inc. since
                                                               August 1995.

*      These directors are interested persons of the Investment Adviser and of the Company, as defined in the 1940 Act.

(1)    Trustee of The Gabelli Mathers Fund                      (11)    Director of Gabelli Capital Series Funds, Inc.
(2)    Trustee of The Gabelli Asset Fund                        (12)    Director of Gabelli International Growth Fund, Inc.
(3)    Trustee of The Gabelli Growth Fund                       (13)    Director of the Treasurer's Fund, Inc.
(4)    Director of The Gabelli Value Fund Inc.                  (14)    Trustee of the Gabelli Westwood Funds
(5)    Director of The Gabelli Convertible Securities Fund,     (15)    Director of The Gabelli Multimedia Trust Inc.
Inc.
(6)    Director of Gabelli Equity Series Funds, Inc.            (16)    Director of The Gabelli Equity Trust Inc.
(7)    Trustee of The Gabelli Money Market Funds                (17)    Trustee of The Gabelli Utility Trust
(8)    Director of Gabelli Investor Funds, Inc.                 (18)    Trustee of The Gabelli Blue Chip Value Fund
(9)    Director of Gabelli Global Series Funds, Inc.            (19)    Trustee of The Gabelli Utilities Fund
(10)   Director of Gabelli Gold Fund, Inc.

During the Company's last fiscal year ended April 30, 1999, the Board of Directors met four times. Each of the directors attended 75% or more of the meetings of the Board of Directors held during such year.

         The Board of Directors of the Company has a standing audit committee consisting of Messrs. Adelberg, Pustorino and Smith. These Directors are not "interested persons" of the Company as defined in the 1940 Act. The audit committee is responsible for recommending the selection of the Company's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Company. The Company has a standing nominating committee consisting of Messrs. Adelberg, Colavita, Enright, Pustorino, Roeder and Smith. These persons are not "interested persons" of the Company as defined in the 1940 Act. The nominating committee is responsible for recommending qualified candidates to the Board of Directors in the event that a position is vacated or created.

         The Board of Directors of the Company directs the overall management of the Company, including, with respect to each Fund, general oversight and review of its respective investment policies and activities. The Board of Directors of the Company elects the officers of the Company. The officers are responsible for supervising and administering the Company's day-to-day operations.

         For so long as the Class A, Class B or Class C Service and Distribution Plans remain in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

         Prior to May 22, 2000, the Company paid each Non-Interested Director an annual retainer of $20,000 (consisting of $10,000 for each Fund). Subsequent to May 22, 2000, the Company will pay each director that is not an affiliated person of the Investment Adviser (as defined in the 1940 Act) an annual retainer of $5,000, plus $1,000 for each Board of Directors meeting actually attended, in each case together with the Director's actual out-of-pocket expenses relating to attendance at meetings. All committee members are expected to receive $500 per meeting for meetings that take place on days when the Board of Directors does not meet. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Company who are "affiliated persons" as defined in the 1940 Act receive no direct remuneration from the Company. The Company pays a fee to the Adviser as investment adviser to the Company, and certain of the directors and officers of the Company are directors, officers and shareholders of the Adviser's parent company.

         None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1999. For the fiscal year ended April 30, 1999, the aggregate amount of fees and expenses received by each Director from the Company were as follows:


                                                  PENSION OR
                                                  RETIREMENT
                                                   BENEFITS                         TOTAL COMPENSATION
                                AGGREGATE       ACCRUED AS PART   ESTIMATED ANNUAL   FROM COMPANY PAID
                            COMPENSATION FROM     OF COMPANY       BENEFITS UPON         TO BOARD
                                COMPANY*           EXPENSES          RETIREMENT           MEMBER*
  NAME OF BOARD MEMBER

Charles L. Minter                       0              0                 0                      0

M. Bruce Adelberg               $  20,000              0                 0               $ 20,000

Sven B. Karlen, Jr.**           $  16,230              0                 0               $ 16,230

E. W. Kelley**                  $   5,000              0                 0               $  5,000

Robert M. Smith                 $  20,000              0                 0               $ 20,000
--------------------------------------------------------------------------------------------------------

             * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,520 for the Company. ** Messrs.
             Karlen and Kelley  resigned as Directors of the Company,  effective
             March 16, 1999 and July 1, 1998, respectively.

         The following table sets forth certain information regarding the aggregate compensation of those of the Directors who received compensation from mutual funds in the Gabelli fund complex for the fiscal year ended April 30, 1999:


                                                        Aggregate Compensation
         Name of Person                              from Gabelli Fund Complex*
                                     ------------------------------------------

         Anthony J. Colavita                                  $   94,875    (18)

         Vincent D. Enright                                    $   25,500    (6)

         Anthony R. Pustorino                                 $  107,250    (18)

         Werner J. Roeder                                    $   32,859    (11)


* Represents the total compensation paid to each such person during the calendar year ended December 31, 1999 by investment companies from which such person receives compensation that are expected to be considered part of the same fund complex as the Company because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies or portfolios thereof.

         As of August 26, 1999, the following entities were known by the Capital Value Fund to own, of record or beneficially, 5% or more of the Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 30.6440%, 20.1190% and 30.5161%, respectively, of the outstanding Class A, B and C shares of the Capital Value Fund; and Westcliff Capital Management, USAA Investment Management Co., Key Trust Co. Trustee FBO David Draper and Freeman Welwood & Co., Inc. FBO William
M. Schwartz, respectively, were the record owners of 46.3361%, 25.0401%, 19.1660% and 7.5770% of the outstanding Class R shares of the Capital Value Fund.

         As of August 16, 1999, the following entities were known by the Strategy Fund to own, of record or beneficially, 5% or more of the Strategy Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated and NFSC FBO Frida Salvigsen, respectively, were the record holders of 33.4669% and 5.7757% of the outstanding Class A shares of the Strategy Fund; Merrill Lynch, Pierce, Fenner & Smith Incorporated and J. C. Bradford & Co. Custodian FBO David G. Mercer, respectively, were the record owners of 54.0387% and 25.6013% of the outstanding Class C shares of the Strategy Fund; and Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 53.0378% of the outstanding Class O shares of the Strategy Fund.

         The officers and directors of the Company own less than 1% of each Class of the Funds.

         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" ( as defined in the 1940 Act) of the Fund.

INVESTMENT ADVISER

         Gabelli Funds, LLC is the Investment Adviser to each Fund and is responsible for the management of each Fund's investment portfolio. The Investment Adviser was formed as a New York limited liability company in 1999 as the successor to the investment management division of Gabelli Group Partners, Inc., a New York corporation which previously managed the Gabelli mutual fund operations. The Investment Adviser has served as investment adviser to each of the Funds since May 22, 2000. The principal business address of the Investment Adviser is One Corporate Center, Rye, New York 10580-1434.

         The Company, on behalf of the Capital Value Fund, and the Strategy Fund, has engaged the Investment Adviser to provide professional investment management for each Fund pursuant to separate Investment Advisory Agreements, dated as of May 22, 2000 between Fund and the Investment Adviser.

         The Investment Advisory Agreements provide that the Investment Adviser will act as investment adviser to each Fund, supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection, the Investment Adviser will be responsible for maintaining certain of each Fund's books and records and performing other administrative aspects of each Fund's operations to the extent not performed by such Fund's custodian, transfer agent and dividend disbursing agent. The Investment Adviser will be permitted to subcontract at its own expense these administrative responsibilities to persons it believes are qualified to perform such services and has subcontracted certain of these administrative responsibilities to PFPC Inc. (the "Sub-Administrator") pursuant to a Sub-Administration Agreement (the "Sub-Administration Agreement").

         As compensation for the Investment Adviser's services and related expenses, the Strategy Fund will pay the Investment Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to .85% of such Fund's daily average net assets and the Capital Value Fund will pay the Investment Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% of such Fund's daily average net assets. However, the Investment Adviser agrees in the Investment Advisory Agreement to waive a portion of each such fee for the first two years to the extent necessary to maintain expense ratios for the Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Fund at the time each Investment Advisory Agreement went into effect, which was $31,205,502 million for the Strategy Fund and $49,594,859 million for the Capital Value Fund. This waiver will not apply to (i) assets greater than the amount of assets held by the Fund at the time the Investment Advisory Agreement goes into effect or (ii) increases in the Fund's expense ratio attributable to a reduction in assets after the time the Investment Advisory Agreement goes in effect. As a consequence, the Fund's expense ratio could increase in certain circumstances despite the waiver. Based on expense levels for 1999 and current assets as of December 31, 1999, it is expected that the Investment Adviser would not waive any fees for the Strategy Fund and would waive 0.19% for the Capital Value Fund.

         The Investment Adviser (not the Company or either Fund) will pay the Sub-Administrator an administration fee based on the aggregate net assets of each Fund and all other administered funds subject to the Sub-Administration Agreement of .0275% per annum of net assets up to $10 billion, 0.0125% per annum of the next $5 billion of net assets, and .01% per annum of net assets above $15 billion.

         The Investment Adviser will bear all costs and expenses incurred in connection with its duties under the Investment Advisory Agreements, including the fees or salaries of directors or officers of the Company who are affiliated persons of the Investment Adviser. Subject to the foregoing, each Fund will be responsible for the payment of all of its expenses including (i) payment of the fees payable to the Investment Adviser under the Investment Advisory Agreements;
(ii) organizational expenses; (iii) brokerage fees and commissions;  (iv) taxes;
(v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Company's officers and employees, and directors' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Company is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund as a separate portfolio of an open-end investment company and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining the registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Company's directors, officers or employees who are not affiliated persons of the Investment Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund pursuant to any 12b-1 plan or otherwise legally payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

         The Investment Advisory Agreements provide that in the course of the Investment Adviser's execution of portfolio transactions for the Funds, the Investment Adviser may, subject to conditions as may be specified by the Company's Board of Directors, (i) place orders for the purchase or sale of the Funds' portfolio securities with the Investment Adviser's affiliate, Gabelli & Company, Inc.; (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable in the performance of its duties thereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (iii) consider sales by brokers (other than its affiliate distributor) of shares of the Company and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.

         The Investment Advisory Agreements provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such agreements, the Investment Adviser and its employees, officers, directors, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Company with respect to either Fund. However, the Investment Advisory Agreements provide that the Company is not waiving any rights that it may not waive under applicable law. The Investment Advisory Agreements also provide that the Company, on behalf of each Fund, will indemnify the Investment Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the New Advisory Agreements unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the applicable Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her conduct was unlawful). The Investment Advisory Agreements provide specific procedures and standards for making advance payments relating to indemnification and permit the Board of Directors to disallow indemnification in certain situations.

         The Investment Advisory Agreements expressly permit the Investment Adviser to act as investment adviser to others and provides that the word "Gabelli" in the Company's and each Fund's name is derived from the name of Mario J. Gabelli and that such name may freely be used by the Investment Adviser for other investment companies, entities or products. The New Advisory Agreements also provide that in the event that the Investment Adviser ceases to be the Company's investment adviser with respect to the Funds, the Company and each Fund will, unless the Investment Adviser otherwise consents in writing, promptly take all steps necessary to change its name to a new name which does not include "Gabelli."

         The New Advisory Agreements are terminable without penalty by the Company on not more than 60 days' written notice when authorized by the directors or by the holders of the same proportion of shares required to authorize the New Advisory Agreements, or by the Investment Adviser on not more than 60 days' written notice. The New Advisory Agreements will automatically terminate in the event of their assignment, as defined in the 1940 Act and the rules thereunder. The New Advisory Agreements provide that unless terminated they will remain in effect for a period of two years, and from year to year thereafter, so long as continuation of the New Advisory Agreements is approved annually by the directors of the Company or the shareholders of the Company and, in either case, by a majority of the directors who are not parties to the New Advisory Agreements or "interested persons" as defined in the 1940 Act of any such person. The New Advisory Agreements also provide that, without the consent of shareholders, nonmaterial terms of the New Advisory Agreements may be modified with the approval of a majority of the directors who are not interested persons of the Company or the Investment Adviser.

TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02108, is the transfer and dividend disbursing agent for each Fund. Its affiliate, Boston Financial Data Service, Inc. is each Fund's shareholder servicing agent.

THE DISTRIBUTOR

         Gabelli & Company, Inc. (the "Distributor"), One Corporate Center, Rye, New York 10580-1434, serves as each Fund's distributor pursuant to an agreement that is renewable annually. The Distributor's ultimate parent is Gabelli Group Capital Partners Inc., which is controlled by Mario Gabelli. The Distributor also acts as distributor for other funds in the Gabelli family of funds.




                             PURCHASE OF FUND SHARES

         The Teletransfer Privilege is no longer available. The address and phone numbers for purchases, sales and other shareholder services are as set forth in the Supplement dated August 17, 2000 to the Prospectus dated August 28, 1999.

         The Automatic asset builder, government direct deposit, payroll savings and dividend sweep programs are no longer available.

                               GENERAL INFORMATION

TRANSFER AGENT

         State Street Bank and Trust is each Fund's transfer agent.